SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20594

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 21, 1999
                        (Date of earliest event reported)

                       CARNEGIE INTERNATIONAL CORPORATION
             (Exact name of Registrant as specified in its charter)



          Colorado                        0-8918                13-3692114
(State of other jurisdiction of    (Commission File No.)       (IRS Employer
 incorporation or organization)                              Identification No.)

11350 McCormick Road, Executive Plaza 3, Suite 1001, Hunt Valley, Maryland 21031
                    (Address of principal executive offices)

                                 (410) 785-7400
                         (Registrant's telephone number)
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Item 7.  Financial Statements and Exhibits.

Exhibit No.

16   Letter from Grant Thornton LLP to Commission, dated October 15, 1999.

SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  October 25, 1999                              /s/ E. David Gable
                                                     --------------------------
                                                     E. David Gable
                                                     Chairman of the Board